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                                                                      EXHIBIT 99



                             CAUTIONARY STATEMENTS


Certain statements in this Form 10-Q and in the documents incorporated by reference herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ability to hire and retain key personnel; successful completion and integration of future acquisitions; relationships with and dependence on third-party wireless communications equipment suppliers; uncertainties relating to economic conditions in markets in which the Company operates; uncertainties relating to government and regulatory policies; uncertainties relating to customer plans and commitments; dependence on the wireless communications industry; pricing and availability of wireless communications equipment materials and inventories; rapid technological developments and obsolescence in the wireless communications industry; potential performance issues with suppliers and customers; governmental export and import policies; global trade policies; worldwide political stability and economic growth; the highly competitive environment in which the Company operates; potential entry of new, well-capitalized competitors into the Company's markets; changes in the Company's capital structure and cost of capital; and uncertainties inherent in international operations and foreign currency fluctuations. The words "believe," "expect," "anticipate," "intend" and "plan" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

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